UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               SCHEDULE 14A
                              (Rule 14a-101)

        Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to 240.14a-12

                       First Keystone Financial, Inc.
_____________________________________________________________________________
              (Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies: ________

(2)  Aggregate number of securities to which transaction applies: ___________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___________________________

(4)  Proposed maximum aggregate value of transaction: _______________________

(5)  Total fee paid _________________________________________________________

[ ]  Fee paid previously with preliminary materials: ____________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: __________________________________________________

(2)  Form, Schedule or Registration Statement No.: ____________________________

(3)  Filing Party: ______________________________________________________

(4)  Date Filed:_________________________________________

[FIRST KEYSTONE LOGO]











                                                  January 5, 2007


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of First Keystone Financial, Inc. The meeting will be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, February 7, 2007 at 2:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     The Board of Directors unanimously recommends a vote "FOR" each of First Keystone Financial Inc.'s nominees for election as directors, Donald S. Guthrie (Chairman of the Board), Edmund Jones (Director) and Jerry A. Naessens (Director), in proposal one and "FOR" the ratification of Deloitte & Touche LLP as our independent registered public accounting firm, in proposal two, to be considered at the Annual Meeting.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign and date your white proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are for any reason unable to attend.

     Your continued support of and interest in First Keystone
Financial, Inc. are sincerely appreciated.

                              Sincerely,


                              /s/Donald S. Gutherie
                              Donald S. Guthrie
                              Chairman

                 FIRST KEYSTONE FINANCIAL, INC.
                     22 West State Street
                   Media, Pennsylvania 19063
                         (610) 565-6210
                         ______________

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 To Be Held on February 7, 2007
                         ______________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders ("Annual Meeting") of First Keystone Financial, Inc.
(the "Company") will be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on
Wednesday, February 7, 2007 at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three (3) directors for four-year terms or until their successors are elected and qualified;

     (2) To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007; and

     (3) To transact such other business as properly may come before the Annual Meeting including, among other things, a motion to adjourn the Annual Meeting for the purpose of soliciting additional proxies, or any adjournment thereof. As of the date hereof, management is not aware of any other such business.

     The Board of Directors has fixed December 12, 2006 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/Carol Walsh
                              Carol Walsh
                              Corporate Secretary

Media, Pennsylvania
January 5, 2007

________________________________________________________________
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed white proxy card promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote in person at the Annual Meeting.
________________________________________________________________

________________________________________________________________

                      TABLE OF CONTENTS
________________________________________________________________

                                                             Page
                                                             ____

About the Annual Meeting of Stockholders...................    1

Information with Respect to Nominees for Director,
 Continuing Directors and Executive Officers...............    3

   Election of Directors (Proposal One)....................    3

   Members of the Board of Directors Continuing in Office..    5

   Executive Officers Who Are Not Also Directors...........    6

   Committees and Meetings of the Board of the Company and
    Bank....................................................   6

   Compensation Committee Interlocks and Insider
    Participation...........................................   7

   Directors' Attendance at Annual Meetings.................   8

   Director Nominations.....................................   8

   Directors' Compensation..................................   8

Beneficial Ownership of Common Stock by Certain Beneficial
 Owners and Management......................................  10

Section 16(a) Beneficial Ownership Reporting Compliance.....  13

Executive Compensation......................................  13

   Summary Compensation Table...............................  13

   Stock Options............................................  14

   Employment and Severance Agreements......................  14

   Benefit Plans............................................  16

Report of the Compensation Committee of the Bank............  16

Performance Graph...........................................  18

Indebtedness of Management and Related Party Transactions...  19

Ratification of Appointment of Independent Registered Public
 Accounting Firm (Proposal Two).............................  19

   Audit Fees...............................................  20

Report of the Audit Committee of the Company................  21

Stockholder Proposals, Nominations and Communications with
 the Board of Directors.....................................  22

Annual Reports..............................................  23

Participants in the Solicitation............................  23

Other Matters...............................................  24

Appendix A - Transactions in First Keystone's Securities in
 the Last Two Years......................................... A-1

                 FIRST KEYSTONE FINANCIAL, INC.
                     _____________________

                        PROXY STATEMENT
                     _____________________

_______________________________________________________________

           ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
_______________________________________________________________

     General. This Proxy Statement is furnished to holders of common stock, $.01 par value per share (the "Common Stock"), of First Keystone Financial, Inc. (the "Company"), the holding company of First Keystone Bank (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on Wednesday, February 7, 2007 at 2:00 p.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about January 5, 2007.

     Potential Proxy Contest Pending. You may receive proxy solicitation materials from Lawrence Garshofsky and Company, LLC, ("Garshofsky") on behalf of their own nominees to the Company's Board of Directors. These nominees have NOT been endorsed by your Board. We urge stockholders not to return any potential proxy from Garshofsky. Your Board of Directors urges you to vote "FOR" our nominees for director, Donald S. Guthrie, Edmund Jones and Jerry A. Naessens. We are not responsible for the accuracy of any information by or relating to Garshofsky contained in any proxy materials filed or disseminated by Garshofsky or any other statement it makes.

What is the purpose of the Annual Meeting?

     At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including the election of directors and ratification of the Company's independent registered public accounting firm. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to vote?

     Only stockholders of record as of the close of business on the record date for the meeting, December 12, 2006 (the "Voting Record Date") are entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,427,928 shares of Common Stock issued and outstanding and no other class of equity securities outstanding. Each issued and outstanding share of Common Stock is entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your white proxy card how you want your shares to be voted. Then sign, date and mail your white proxy card in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

     Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the independent registered public accounting firm if you do not furnish instructions. If, however, there is a proxy contest, your broker will not be able to vote your shares without receiving instructions from you. Shares that are not voted by brokers are called "broker non-votes."

Can I attend the meeting and vote my shares in person?

     Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

     Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your white proxy card.

     * First, you may send a written notice to the Secretary of First Keystone Financial, Inc., Ms. Carol Walsh, Corporate Secretary, First Keystone Financial, Inc., 22 West State Street, Media, Pennsylvania 19063, stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new white proxy card. Any earlier proxies will be revoked automatically.

     * Third, you may attend the Annual Meeting and vote in person. Any earlier dated proxy card submitted will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the Company's nominees for director described herein and FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2007.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors, including voting "FOR" the Company's nominees for director and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors. Stockholders may not vote their shares cumulatively for the election of directors. Cumulative voting is a type of voting that allows a stockholder to cast as many votes for directors as the stockholder has shares of stock, multiplied by the number of directors to be elected. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required for approval of the proposal to ratify the appointment of the independent registered public accounting firm. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent registered public accounting firm. If there is a proxy contest, broker non-votes are not considered to be present or votes cast under the Pennsylvania Business Corporation Law and will have no effect on the proposals to elect directors and ratify the appointment of the independent registered public accounting firm.
________________________________________________________________

     INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
        CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
________________________________________________________________

Election of Directors (Proposal One)

     The Amended and Restated Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into four classes that are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors. A majority of the members of the Company's Board of Directors are independent based on an assessment of each member's qualifications by the Board, taking into consideration the Nasdaq National Market's requirements for independence. The Board of Directors has determined that Messrs. Hendrixson, Jones, Naessens, O'Donnell and Soss do not have any material relationships with the Company that would impair their independence.

     The Company's Board currently consists of eight members.
The terms of three Directors expire at the Annual Meeting. In addition, in connection with the recently completed private placement of shares of Common Stock, the Company agreed to appoint, subject to the receipt of the non-objection of the Office of Thrift Supervision, Ned Vidinli of Financial Stocks, Inc., to its Board of Directors as well as that of its wholly owned subsidiary, First Keystone Bank. Mr. Vidinli has extensive knowledge of the capital markets and community banking.
Financial Stock Capital Partners IV L.P., an affiliate of Financial Stocks, Inc., purchased 221,515 shares of common stock in the offering. The Company's request to the OTS is currently pending. If the OTS does not object to Mr. Vidinli's appointment, he will be appointed to the class of directors whose term ends in 2010.

     The Nominating Committee has recommended the re-election of Messrs. Guthrie, Jones and Naessens as directors. No directors or executive officers of the Company are related to any other director or executive officer of the Company by blood, marriage or adoption except for Donald G. Hosier, Jr. and Robert R. Hosier (who serves as a Senior Vice President of the Bank) who are brothers. Each nominee for director currently serves as director of the Company.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, then the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     As discussed under "Stockholder Proposals, Nominations and Communications with the Board of Directors," stockholders can submit nominations for election as directors of the Company's Board of Directors. As of the date of this proxy statement, the Company had received three nominations for election as directors from Lawrence Garshofsky and Company, LLC, Lawrence Partners, L.P. and Lawrence Offshore Partners, LLC in connection with the Annual Meeting. Therefore, you may receive proxy soliciting materials from persons other than the Company on behalf of their nominees. These nominations have NOT been endorsed by the Company's Board of Directors. The Board of Directors unanimously recommends a vote for the election of the Company's nominees FOR election as directors.

   Please mark your vote on the enclosed WHITE proxy card and return it in the enclosed postage prepaid envelope

     The following tables present information concerning the nominees for director of the Company and each director of the Company whose term continues, including such person's tenure as a director of the Bank (if applicable). Ages are reflected as of September 30, 2006.

         Nominees for Director for Four-Year Terms Expiring in 2011

                             Principal Occupation During          Director
     Name (Age)                 the Past Five Years                Since
________________________  __________________________________    ____________

Donald S. Guthrie (71)    Chairman of the Board; served as          1994
                          President of the Company from 1994
                          until 2002 and served as Chief
                          Executive Officer from 2002 until
                          2005; served as President and
                          Chief Executive Officer of the
                          Bank from 1993 until 2005;
                          previously a member of the law
                          firm of Jones, Strohm & Guthrie,
                          P.C., Media, Pennsylvania.

Edmund Jones (88)         Director; former Chairman of the          1947
                          Board of the Bank from 1979 until
                          1993; member of the law firm of
                          Jones, Strohm & Guthrie, P.C.,
                          Media, Pennsylvania.

Jerry A. Naessens (70)    Director; retired former Chief            2004
                          Financial Officer of Thistle Group
                          Holdings Co., Philadelphia,
                          Pennsylvania from 1996 to 2002 and
                          President of Roxborough-Manayunk
                          Bank, Philadelphia, Pennsylvania
                          from 2001 to 2002 and Chief
                          Financial Officer of Roxborough-
                          Manayunk Bank from 1991 to 2001.

       The Board of Directors recommends that you vote FOR the election of First Keystone's nominees for director.

Members of the Board of Directors Continuing in Office

                      Directors Whose Terms Expire in 2008

                                Principal Occupation During         Director
     Name (Age)                    the Past Five Years               Since
________________________     __________________________________    __________

Bruce C. Hendrixson (62)     Director; Owner of Garnet Ford and       2003
                             Garnet Volkswagen, Chester County,
                             Pennsylvania.

Thomas M. Kelly (50)         Director; President and Chief            1997
                             Executive Officer of the Company
                             since 2005; President and Chief
                             Operating Officer of the Company
                             from 2004 to 2005 and President
                             since 2002; previously served as
                             Chief Financial Officer of the
                             Company from 1994 to 2004;
                             President and Chief Executive
                             Officer of the Bank since 2005;
                             previously served as Executive
                             Vice President and Chief Operating
                             Officer of the Bank from 2004 to
                             2005 and previously Chief
                             Financial Officer of the Bank from
                             1991 to 2004 and Executive Vice
                             President from 1995 to 2005;
                             former Senior Manager at Deloitte
                             & Touche LLP.

                    Directors Whose Terms Expire in 2009


                                Principal Occupation During         Director
     Name (Age)                    the Past Five Years               Since
__________________________   __________________________________    __________

Donald G. Hosier, Jr. (51)   Director; President of First             2001
                             Keystone Insurance Services, LLC,
                             a subsidiary of the Bank, and a
                             principal with Montgomery
                             Insurance Services, Inc., Media,
                             Pennsylvania, an insurance
                             brokerage firm.

Marshall J. Soss (60)        Director; President and Chief            2001
                             Executive Officer of KarMar Realty
                             Group, Inc., Chadds Ford,
                             Pennsylvania, a commercial and
                             investment real estate service
                             company.

                    Director Whose Term Expires in 2010


                                Principal Occupation During         Director
     Name (Age)                    the Past Five Years               Since
________________________     __________________________________    __________

William J. O'Donnell,        Director; Corporate Solutions            2002
 CPA (39)                    Manager/IT Group with Wawa, Inc.,
                             Wawa, Pennsylvania since 2003;
                             served in various positions at
                             Wawa from 2000 to 2003; served as
                             Information Technology Manager
                             with Vlasic Foods International,
                             Cherry Hill, New Jersey from 1998
                             to 2000; former Information
                             Technology Project Leader with
                             ARCO Chemical Co., Newtown Square,
                             Pennsylvania.

Executive Officers Who Are Not Also Directors

     Set forth below is information with respect to the principal occupations during at least the last five years for the six executive officers of the Company and/or the Bank who do not also serve as directors. There are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer of the Company. Ages are reflected as of September 30, 2006.

     Rose M. DiMarco. Age 44. Ms. DiMarco has served as Senior Vice President and Chief Financial Officer of the Company and the Bank since January 2004 and previously as Senior Vice President of Finance since July 2002 and has been employed in various capacities at the Bank since 1984.

     Robert R. Dwyer. Age 40. Mr. Dwyer has served as Senior Vice President and Director of Lending at the Bank since May 2004; previously Vice President of Lending with First Penn Bank, Feasterville, Pennsylvania from April 2003 to May 2004; Vice President and Business Advisor, PNC Bank, Abington, Pennsylvania from January 2002 to April 2003; and prior thereto, Assistant Vice President of Lending at Commerce Bank, Philadelphia, Pennsylvania.

     Robert R. Hosier.  Age 45.  Mr. Hosier has served as Senior
Vice President of Information Technology since July 2002 and has been employed in various capacities at the Bank since 1983.

     Elizabeth M. Mulcahy.  Age 69.  Ms. Mulcahy has served as
Senior Vice President of Human Resources, Branch Operations and
Security since 1991 and has been employed in various capacities at the Bank since 1964.

     Robin G. Otto. Age 48. Ms. Otto has served as Senior Vice President of Retail Delivery of the Bank since May 2005; from December 2002 until May 2005, she served as Senior Vice President of Marketing and Business Development; previously marketing consultant with Palindrome Consulting, Glen Mills, Pennsylvania from August 1996 to December 2002; and prior thereto, Ms. Otto served as an officer of the Bank.

     Carol Walsh.  Age 58. Ms. Walsh has served as Senior Vice
President and Corporate Secretary since August 1991 and has been employed in various capacities at the Bank since 1970.

Committees and Meetings of the Board of the Company and Bank

     The Board of Directors of the Company meets no less than quarterly and may have additional special meetings upon the request of the President or a majority of the directors. During the fiscal year ended September 30, 2006, the Board of Directors of the Company met nine times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during fiscal 2006. The Board of Directors of the Company has established the following committees, among others:

     Audit Committee. The Audit Committee consists of Messrs. Hendrixson, Naessens and O'Donnell. The Audit Committee reviews the records and affairs of the Company, engages the Company's independent registered public accounting firm, meets with the Company's outsourced internal auditor, and reviews their reports. All of the members of the Audit Committee are independent as such term is currently defined in the Nasdaq Stock Market's listing standards ("Nasdaq Independence Rules") and the regulations of the Securities and Exchange Commission (the "SEC"). The Audit Committee meets on a quarterly and on an as needed basis and met five times in fiscal 2006. On September 29, 2004, the Board of Directors of the Company adopted an amended and restated Audit Committee Charter, a copy of which was attached as Appendix A to the proxy statement dated December 30, 2004 used in connection with the Annual Meeting of Stockholders held in January 2005 ("2004 Proxy Statement").

     The Board of Directors has determined that Mr. O'Donnell, a member of the Audit Committee, meets the requirements recently adopted by the SEC for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

     The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.
Finally, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for purposes of
Section 11 of the Securities Act of 1933.

     Nominating Committee. The Nominating Committee consists of Messrs. Hendrixson, Soss and O'Donnell. The Nominating Committee, which is responsible for reviewing and nominating candidates to the Board, met once during fiscal 2006. All of the members of the Nominating Committee are independent as such term is defined in the Nasdaq Independence Rules. On September 29, 2004, the Board of Directors adopted a Nominating Committee Charter, a copy of which was attached as Appendix B to the 2004 Proxy Statement.

     In addition to the committees of the Company described above, the Bank also has established other committees which include members of the Board of Directors of the Bank as well as senior management and which meet as required. These committees include, among others, the Executive Committee, Compensation Committee, Audit Committee, Asset/Liability Committee, Loan Committee, Community Investment Committee and Asset Quality Review Committee.

     Compensation Committee. The Compensation Committee of the Bank consists of Messrs. Naessens and O'Donnell. All of the members of the Compensation Committee are independent as such term is defined in the Nasdaq Independence Rules. The Compensation Committee reviews overall compensation and benefits for the Bank's employees and senior officers and recommends compensation and benefits for the President. The Company does not pay separate compensation to its officers. The Compensation Committee of the Bank met twice in fiscal 2006 and its report is included below under "Executive Compensation."

Compensation Committee Interlocks and Insider Participation

     Messrs. Naessens and O'Donnell serve as members of the Compensation Committee. None of the members of the Compensation Committee was a current or former officer or employee of the Company or the Bank. Nor did any member engage in certain transactions with the Company or the Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2006, which generally means that no executive officer of the Company or the Bank served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company or the Bank.

Directors' Attendance at Annual Meetings

     Although we do not have a formal policy regarding attendance by members of the Board of Directors at Annual Meetings of Stockholders, we expect that our directors will attend, absent a valid reason for not doing so. In fiscal 2006, seven of our directors attended our Annual Meeting of Stockholders held in January 2006.

Director Nominations

     The Nominating Committee considers candidates for director suggested by its members and other directors, as well as management and stockholders. The Nominating Committee also may solicit prospective nominees identified by it. A stockholder who desires to recommend a prospective nominee for the Board should notify the Company's Secretary or any member of the Nominating Committee in writing with whatever supporting material the stockholder considers appropriate. The Nominating Committee also considers whether to nominate any person nominated pursuant to the provision of the Company's Amended and Restated Articles of Incorporation relating to stockholder nominations, which is described under "Stockholder Proposals, Nominations and Communications with the Board of Directors." The Nominating Committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

     The charter of the Nominating Committee sets forth certain criteria the Committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an "audit committee financial expert," as that term is defined by the rules of the SEC, local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Directors' Compensation

     Board Fees and Other Compensation. Directors of the Company received no compensation during fiscal 2006 except for Messrs. Hendrixson, Hosier and Soss who are paid $2,000 per quarter as directors of the Company. During fiscal 2006, members of the Board of Directors of the Bank received $1,100 per meeting attended. Full-time officers who serve on the Board do not receive any fees for attending meetings of the Board or committees thereof. In addition, as described below under "- Consulting Agreements," Mr. Guthrie is being paid $15,000 per year for service as Chairman of the Board of the Company and the Bank, which service commenced on May 1, 2005. Pursuant to a Confidentiality Agreement and Exclusive Tenant and Buyer Agency Agreement with the Bank, Mr. Soss receives a retainer of $1,500 per month for real estate and advisory services. During fiscal 2006, members of the Board serving on the Bank's Executive Committee, Community Investment Committee, Compensation Committee and Loan Committee received $250 per meeting attended, while members of the Board serving on the Bank's and the Company's Audit Committee received $350 per meeting attended.

     Supplemental Retirement Benefits. The Bank provides supplemental retirement benefits to Mr. Jones (a director of the Bank and Company) and Mr. Purdy (a director of the Bank) in recognition of their long service as officers of the Bank. Under the terms of the Bank's amended arrangements with such persons, each person receives monthly payments, which payments commenced the first month subsequent to each such person's retirement. Such payments will continue as long as such persons continue to serve on the Board of Directors of the Bank or the Company or in an advisory capacity. In accordance with such arrangements, such persons received an aggregate of $94,000 during fiscal 2006.

     Consulting Agreements. In February 2004, the Bank entered into a one-year consulting agreement with Mr. Jones. The term of the agreement was extended for a one year term beginning on March 1, 2005. The agreement terminated in February 2006 in accordance with its terms. During fiscal 2006, Mr. Jones received $10,000 for his services as a consultant pursuant to the terms of the agreement.

     On March 23, 2005, the Company announced the retirement of Mr. Guthrie, who at the time served as the Chairman and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank. In connection with the retirement of Mr. Guthrie as chief executive officer, the Company and the Bank entered into a Transition, Consulting, Noncompetition and Retirement Agreement (the "Retirement Agreement") with Mr. Guthrie, with such Agreement becoming effective as of May 1, 2005 (the "Effective Date"). Under the Agreement, Mr. Guthrie relinquished his rights under the employment agreements previously entered into with the Company and the Bank and his rights under the Bank's Supplemental Executive Retirement Plan (See "-Supplemental Retirement Benefits").

     Under the terms of the Retirement Agreement, Mr. Guthrie agreed to provide services to the Company and the Bank for a five-year period ending on April 30, 2010 (the "Consulting Period").
In return for providing advice and counsel regarding the Company's and the Bank's operations, customer relationships, growth and expansion opportunities and other matters during the Consulting Period, the Company and/or the Bank agreed to pay Mr. Guthrie an amount equal to $12,500 per month. During the Consulting Period, the Company and the Bank are also providing
Mr. Guthrie with the continued use of the automobile that was provided for his use immediately prior to the Effective Date. In addition, the Company and/or the Bank will reimburse or otherwise provide for or pay all reasonable expenses incurred by Mr.
Guthrie during the Consulting Period with respect to such automobile. The Company and the Bank are also providing Mr. Guthrie and his spouse during the Consulting Period medical, dental and long-term care insurance at no cost to Mr. Guthrie.

     Mr. Guthrie's services under the Retirement Agreement terminate automatically upon his death during the Consulting Period and may be terminated upon the determination that Mr. Guthrie is disabled. Mr. Guthrie's services may also be terminated during the Consulting Period by the Company or the Bank for "cause" as such term is defined in the Retirement Agreement or by Mr. Guthrie for "good reason" as defined in the Retirement Agreement. In the event Mr. Guthrie's consulting services are terminated for cause or Mr. Guthrie terminates his services without good reason, the Retirement Agreement shall terminate without further obligation. In the event Mr. Guthrie's termination is for death, good reason or disability during the Consulting Period, the Company or the Bank shall pay Mr. Guthrie a lump sum equal to the sum of an amount equal to the present value of the fees that would have been paid through the Consulting Period and the present value of the Retirement Benefits (as hereinafter defined).

     If Mr. Guthrie satisfies his obligations during the Consulting Period, including the Non-Compete Requirements, the Company and the Bank will pay Mr. Guthrie subsequent to the Consulting Period an annual supplemental retirement benefit of $135,175 per year, payable in equal monthly installments, for 10 years (the "Retirement Benefits"). The Bank expensed approximately $148,678 with respect to the Retirement Benefits during fiscal 2006. In the event Mr. Guthrie dies following the end of the Consulting Period but before all the Retirement Benefits have been paid, the Company and/or the Bank shall pay Mr. Guthrie's estate or beneficiary, as applicable, in a lump sum the present value of the remaining unpaid Retirement Benefits.
In addition, during the 10 year period subsequent to the Consulting Period, the

Company and/or the Bank shall provide medical insurance which supplements the Medicare coverage for the benefit of Mr. Guthrie and his spouse at no cost to Mr. Guthrie.

     In addition to the foregoing, during the Consulting Period, Mr. Guthrie will continue to serve as Chairman of the Board of the Company and the Bank provided he continues to be a director in good standing. In addition to his compensation as a consultant and any fees paid to directors of the Company and the Bank, Mr. Guthrie will receive an annual fee of $15,000 for serving as Chairman of the Board of the Company and the Bank during the Consulting Period. The Board of Directors of the Company agreed to nominate Mr. Guthrie for an additional four year term, subject to compliance with its fiduciary duties, when Mr. Guthrie's term as a director of the Company expires in 2007 (which nomination has been made) and to elect him as a director of the Bank during the Consulting Period.
_______________________________________________________________

              BENEFICIAL OWNERSHIP OF COMMON STOCK
          BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
_______________________________________________________________

     The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which were known to the Company to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group.

             Name of Beneficial                      Amount and Nature
             Owner or Number of                        of Beneficial         Percent of
             Persons in Group                           Ownership(1)        Common Stock
_______________________________________________     ___________________   ________________
First Keystone Financial, Inc.
  Employee Stock Ownership Plan Trust(2)..........        386,802              15.9%
    22 West State Street
    Media, Pennsylvania 19063

Dimensional Fund Advisors Inc.....................
    1299 Ocean Avenue, 11th Floor
    Santa Monica, California 90401                        124,000 (3)           5.1

John M. Stein
Steven N. Stein
FinStock Capital Management IV, LLC
Financial Stocks Capital Partners IV L.P..........        221,515 (4)           9.1
    507 Carew Tower
    441 Vine Street
    Cincinnati, Ohio 45202

Jeffrey L. Gendell
Tontine Financial Partners, L.P...................        170,800 (5)           7.0
    55 Railroad Avenue, Third Floor
    Greenwich, Connecticut 06830

Lawrence Garshofsky and Company, LLC..............
    9665 Wilshire Boulevard, Suite 200
    Beverly Hills, California  90212                      155,850 (6)           6.4


                                                             (Footnotes on following page)


                                                                                 10

             Name of Beneficial                      Amount and Nature
             Owner or Number of                        of Beneficial         Percent of
             Persons in Group                           Ownership(1)        Common Stock
_______________________________________________     ___________________   ________________
Directors:
  Donald S. Guthrie...............................      105,937 (7)             4.4
  Bruce C. Hendrixson.............................          554                  *
  Donald G. Hosier, Jr............................        6,193 (8)(9)           * (15)
  Edmund Jones....................................       42,680 (10)            1.8
  Thomas M. Kelly.................................       59,623 (9)             2.4 (15)
  Jerry A. Naessens...............................       12,700 (11)             *
  William J. O'Donnell............................        1,560 (12)             *
  Marshall J. Soss................................        4,150 (9)              * (15)

Other Named Executive Officers:
  Rose M. DiMarco.................................       19,309 (9)              * (15)
  Robert R. Dwyer.................................        5,310 (9)              * (15)
  Elizabeth M. Mulcahy............................       68,810 (9)(13)        2.8 (15)
  Robin G. Otto...................................        9,673 (9)(14)          * (15)

Directors of the Bank who do not serve as
  directors of the Company (2 persons)............       64,586                2.7 (15)

Directors and executive officers of the
  Company and the Bank as a group (16 persons)          451,045 (9)(15)       18.2(15)

___________________

*    Represents less than 1% of the outstanding shares of Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The First Keystone Financial, Inc. Employee Stock Ownership Plan Trust (the "Trust") was established pursuant to the First Keystone Financial, Inc. Employee Stock Ownership Plan (the "ESOP"). Under the terms of the ESOP, the trustees generally will vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares will generally be voted by the trustees in the same ratio on any matter as to those shares for which instructions are given, subject in each case to the fiduciary duties of the trustees and applicable law.
     Any allocated shares which either abstain or are not voted on a proposal will be disregarded in determining the percentage of stock voted for and against such proposal by the participants. As of the Voting Record Date, 252,753 shares held in the Trust had been allocated to the accounts of participating employees including 54,773 shares beneficially owned by six executive officers.

(3) Information obtained from a Schedule 13G/A, dated December 31, 2005, filed with the SEC with respect to shares of Common Stock beneficially owned by Dimensional Fund Advisors Inc. ("Dimensional"). The Schedule 13G/A states that Dimensional has sole voting and dispositive power as to all of these shares. Dimensional disclaims beneficial ownership of these shares.

                          (Footnotes continued on following page)


                                                             11

___________________
(4) Information obtained from a Schedule 13D filed December 19, 2006 with the SEC with respect to shares of Common Stock beneficially owned by Financial Stocks Capital Partners IV L.P. ("FSCP"). Finstocks Capital Management IV, LLC ("FCM"), an investment manager, controls FSCP. Messrs. John
     M. Stein and Steven N. Stein control FCM.

(5) Information obtained from a Schedule 13D/A, filed November 21, 2001 with the SEC with respect to shares of Common Stock beneficially owned by Tontine Financial Partners, L.P. ("TFP") which reports shared voting and dispositive power with respect to all the shares. Tontine Management, L.L.C. is the general partner to TFP. Mr. Gendell serves as the managing member of Tontine Management.

(6) Information obtained from a Schedule 13D/A, filed November 29, 2006, with the SEC with respect to shares of Common Stock beneficially owned by Lawrence Garshofsky and Company, LLC ("LLC") Lawrence Garshofsky ("Garshofsky"), Lawrence Partners, L.P., and Lawrence Offshore Partners, LLC. The
     Schedule 13D/A states that Garshofsky has sole voting and dispositive power over 10,000 shares and LLC has shared voting and dispositive power with respect to the remaining shares beneficially owned.

(7) Includes 6,510 shares held in Mr. Guthrie's individual retirement account.

(8)  Includes 2,486 shares held by the Montgomery Insurance
     Services, Inc. Employee Profit Sharing Plan of which Mr. Hosier is a trustee and 456 shares held in Mr. Hosier's individual retirement account.

(9) Includes shares (a) over which an officer has voting power under the Bank's 401(k)/Profit Sharing Plan ("401(k) Plan") and the ESOP (b) options to purchase shares of Common Stock granted pursuant to the 1998 Stock Option Plan ("1998 Option Plan") and the 1995 Stock Option Plan ("1995 Option Plan") (collectively, the "Option Plans") which are exercisable within 60 days of December 12, 2006, and (c) restricted stock awards granted pursuant to the 1995 Recognition and Retention Plan and Trust Agreement ("Recognition Plan") as follows:

                                                                            Currently      Restricted
                                                                           Exercisable       Stock
                                              401(k) Plan       ESOP         Options         Awards
                                              ___________    __________   _____________   ____________
Donald G. Hosier, Jr........................    2,486.471         --          2,150             --
Thomas M. Kelly.............................   10,038.870    18,633.707      11,750             --
Rose M. DiMarco.............................    3,991.487     7,696.343       4,400            305
Robert R. Dwyer.............................      172.417         --            527             --
Elizabeth M. Mulcahy........................   11,796.606    12,004.781      11,750             --
Robin G. Otto...............................    4,267.412     1,724.823       2,000            705
Marshall J. Soss............................       --             --            716             --
Directors and executive officers of the
  Company and the Bank as a group...........   51,265.672    54,773.496      43,603           1,621


(10) Includes 11,500 shares owned by Mr. Jones's spouse.

(11) Includes 5,200 shares held in Mr. Naessens' individual retirement account.

(12) Includes 1,540 shares held by Mr. O'Donnell's spouse and 20 shares held in Mr. O'Donnell's individual retirement account.

(13) Includes 2,182 shares held by Ms. Mulcahy's spouse and 15,518 shares held in Ms. Mulcahy's individual retirement account.

(14) Includes 400 shares held for the benefit of Ms. Otto's children registered in the name of their grandmother, as custodian.

(15) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.


                                                           12

_______________________________________________________________

   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
_______________________________________________________________

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("Commission"). Officers, directors and more than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it during the year ended September 30, 2006, all filing requirements applicable to its officers and directors and more than 10% stockholders have been satisfied with the exception of one late filing by Ms. Robin Otto with respect to one transaction in fiscal 1995.

_______________________________________________________________

                   EXECUTIVE COMPENSATION
_______________________________________________________________

Summary Compensation Table

     The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the three years ended September 30, 2006, 2005 and 2004 to the President and Chief Executive Officer of the Company and the Bank during fiscal 2006 and the four other officers of the Bank whose total salary and bonus exceeded $100,000 during fiscal 2006. None of such officers, two of whom also serve as executive officers of the Company (Mr. Kelly and Ms. DiMarco), receive any compensation from the Company.


                                                                                  Long Term
                                            Annual Compensation                 Compensation
                                     ___________________________________           Awards
                                                             Other        _________________________
         Name and           Fiscal                           Annual         Stock       Number of      All Other
    Principal Position       Year    Salary     Bonus    Compensation(1)   Grants(2)    Options(3)   Compensation(4)
__________________________  ______  ________  _________  _______________  ___________  ____________  _______________


Thomas M. Kelly              2006   $220,159   $     --      $35,025        $    --         --           $13,831
  President and Chief        2005    212,130         --       38,185             --         --            35,270
  Executive Officer          2004    203,450     25,000       35,584             --         --            38,179

Elizabeth M. Mulcahy         2006   $109,000   $     --      $    --        $    --         --           $ 9,139
  Senior Vice President/     2005    108,977         --           --             --         --            22,049
  Human Resources            2004    109,492      6,000           --             --         --            23,128

Rose M. DiMarco              2006   $106,000   $     --      $    --        $    --         --           $ 8,136
  Senior Vice President/     2005    105,908         --           --          7,525         --            20,833
  Chief Financial Officer    2004     95,019     10,249           --             --         --            17,861

Robert R. Dwyer(5)           2006   $118,000   $     --      $    --        $    --         --           $   767
  Senior Vice President/     2005    117,954         --           --             --      2,221               412
  Director of Lending        2004     48,442      5,000           --             --         --                --

Robin G. Otto                2006   $108,000   $     --      $    --        $    --         --           $ 6,844
  Senior Vice President/     2005    107,939         --           --         18,470         --            20,756
  Retail Delivery            2004    103,969      8,000           --             --         --             1,331

                                                                       (Footnotes continued on following page)



                                                                                                         13

____________________

(1) Includes health care costs of $17,309, $15,305 and $13,359 for Mr. Kelly in fiscal years 2006, 2005 and 2004, respectively. Does not include certain amounts attributable to miscellaneous personal benefits received by the named executive officers other than Mr. Kelly which in the opinion of management of the Company, the cost to the Bank of providing such benefits to such persons during the fiscal year did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for each such individual.

(2) Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the Recognition Plan. Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted common stock are paid to the recipient as soon as practicable after the shares vest by the trust. As of September 30, 2006, Mesdames DiMarco and Otto had 305 shares and 705 shares, respectively, of unearned restricted stock, which had fair market values of $6,012 and $13,896, respectively.

(3)  Consists of stock options granted pursuant to the 1998
     Option Plan. The options vest at the rate of 20% per year from the date of grant.

(4)  In fiscal 2006, represents $13,831, $0, $7,776, $6,751 and
     $5,394 contributed by the Bank to the ESOP accounts of Messrs. Kelly and Dwyer and Mesdames Mulcahy, DiMarco and Otto; also reflects in fiscal 2006, $0, $767, $1,363, $1,385 and $1,450 contributed by the Bank to the 401(k) Plan accounts of Messrs. Kelly and Dwyer and Mesdames Mulcahy, DiMarco and Otto, respectively.

(5) Mr. Dwyer joined the Bank in May 2004. Accordingly, the compensation reflected for fiscal 2004 only reflects the compensation earned during the portion of the year he was employed by the Bank.

Stock Options

     The following table discloses certain information regarding the options held at September 30, 2006 by the Chief Executive Officer and the other executive officers named in the Summary Compensation Table. No options were granted to any of such officers during the fiscal year ended September 30, 2006.

                                                   Number of Options at             Value of Options at
                        Shares                      September 30, 2006              September 30, 2006
                      Acquired on     Value   _____________________________  ________________________________
       Name            Exercise     Realized  Exercisable(1)  Unexercisable  Exercisable(1)(2)  Unexercisable
____________________ ____________   ________  ______________  _____________  _________________  _____________

Thomas M. Kelly           --           --         11,750            --           $89,124         $    --
Elizabeth M. Mulcahy      --           --         11,750            --            89,124              --
Rose M. DiMarco           --           --          4,400           600            24,339           2,136
Robert R. Dwyer           --           --            527         1,694                --              --
Robin G. Otto             --           --          2,000           600             7,120           2,136

__________________

(1) Number of options has been adjusted to reflect effect of two-for-one stock split effected in fiscal 1998 with respect to options granted prior to the split.

(2) Based on a per share market price of $19.71 at September 30, 2006. The exercise prices for the options reflected in the table range from $12.125 to $21.89.


Employment and Severance Agreements

     In connection with entering into the Retirement Agreement with Mr. Guthrie, as described above under "-Directors' Compensation," the Company and the Bank (collectively, the "Employers") elected Mr. Kelly as President and Chief Executive Officer and entered into amendments of the employment agreements entered into with Mr. Kelly in December 2004 in order to reflect such change in title. The terms of such amended and restated employment agreements were substantially identical to the agreements they superseded. The Employers agreed to employ Mr. Kelly for a term of three years. The term of his employment agreement is extended each year on its anniversary date for a successive additional one-year period unless the Employers or Mr. Kelly, not less than 30 days prior to the annual anniversary date, elect not to extend the employment term. However, as a result of the entering into of the supervisory agreement in February 2006 with the Office of Thrift Supervision, the term of Mr. Kelly's agreements were not allowed to extend for an additional year.

     The employment agreements are terminable with or without cause by the Employers. Mr. Kelly has no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that Mr. Kelly terminates his employment because of failure of the Employers to comply with any material provision of the employment agreements or (ii) the employment agreements are terminated by the Employers other than for cause, disability, retirement or death, Mr. Kelly will be entitled to a cash severance amount equal to two times his base salary. In addition, Mr. Kelly will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreements or until he obtains full-time employment with another employer, whichever occurs first. If Mr. Kelly's employment is terminated by the Employers subsequent to a Change in Control of the Company (as defined in the agreements) or by Mr. Kelly subsequent to a Change in Control of the Company as a result of certain adverse actions, Mr. Kelly will be entitled to a cash severance amount equal to three times his base salary as well as continuation of benefits under the same terms as described above.

     Mr. Kelly's agreements provide that he will be entitled to the use of an automobile. In addition, in the event of Mr. Kelly's death during the term of his agreements, his estate will receive payments equal to the amount of compensation due for the remainder of the term of his agreements at his current salary at the time of his death. Mr. Kelly's employment agreement also provides medical insurance coverage under such plan during the term of his agreement for him and the members of his immediate family and provides for continued coverage for a period of five years following the termination of his agreement except if he is terminated for cause.

     The Employers also entered into two-year amended and restated severance agreements with Mesdames Elizabeth M. Mulcahy and Carol Walsh, effective December 1, 2004. The severance agreements are substantially identical to the agreements they superseded. Under the terms of such severance agreements, the Employers have agreed that in the event that such officer's employment is terminated as a result of certain adverse actions that are taken with respect to the officer's employment following a Change in Control of the Company, as defined, such officer will be entitled to a cash severance amount equal to two times her base salary. The term of each severance agreement shall be extended each year for a successive additional one-year period unless the Employers or the officer, not less than 30 days prior to the anniversary date, elect not to extend the term of the severance agreement. As is the case with Mr. Kelly's agreements, the terms of Mesdames Mulcahy's and Walsh's agreements were not permitted to extend.

     Each of the employment and severance agreements with the Employers provides that if the payments and benefits to be provided thereunder, or otherwise upon termination of employment, are deemed to constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then the officer would be reimbursed for any excise tax liability pursuant to Sections 280G and 4999 of the Code and for any additional income taxes imposed as a result of such reimbursement. Because the amount of the payments and benefits that could constitute a parachute payment is dependent upon the timing, price and structure of any change in control that may occur in the future, it is not possible at this time to quantify the severance benefits payable to the officers under the employment or severance agreements.

     A "Change in Control" generally is defined in the employment and severance agreements to include, among other things, (i) the acquisition by any person of 20% or more of the Company's outstanding voting securities, (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period and (iii) approval by the stockholders of the Company of a transaction which results in the reorganization, merger or consolidation of the Company other than one in which at least 51% of the equity ownership interests of the resulting entity are beneficially owned by persons who immediately prior to such transaction beneficially owned at least 51% of equity interests of the Company.

Benefit Plans

     Supplemental Retirement Benefits. During fiscal 2004, the Bank implemented a defined contribution supplemental executive retirement plan (the "SERP") covering certain executive officers of the Bank. Currently, Mr. Kelly and Mesdames Mulcahy and Walsh (as well as one former executive officer) are participants in the SERP. Under the terms of the SERP, the Bank may choose to make contributions to some or all of the participants in the SERP.
The amount and frequency of contributions is solely within the discretion of the Bank and the committee administering the SERP. To the extent the Bank makes contributions to the SERP on the participants' behalf, the amounts so credited will earn interest at a rate determined by the Compensation Committee annually. For the initial year of the SERP, the interest rate was established at 5.0%. Such rate will remain in effect until such time that the Compensation Committee (which administers the SERP) chooses to change it. For fiscal 2006, the Compensation Committee did not take any action with respect to the crediting rating. Thus it remains at 5.0%. No contribution was made to the SERP for fiscal 2006. Upon retirement of a participant, he or she will receive his or her account balance paid out in equal annual payments for a period not to exceed 15 years provided that a participant can make a prior election to receive his or her distribution in a lump sum. The SERP also provides for benefits in the event of the death of the participant or the termination of the employment of the participant subsequent to a change in control of the Company. For the fiscal year ended September 30, 2006, the amount deemed expensed with regard to the SERP for the benefit of the current officers of the Bank who are participants was approximately $43,500.
_______________________________________________________________

       REPORT OF THE COMPENSATION COMMITTEE OF THE BANK
_______________________________________________________________

     Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information regarding the compensation and benefits provided to its Chief Executive Officer and certain other executive officers of the Bank (since such persons do not receive separate
compensation for service as officers of the Company).   The
disclosure requirements for the Chief Executive Officer and such other executive officers include the use of various tables as well as a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Bank has prepared the following report for inclusion in this proxy statement.

     The Compensation Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. With respect to all positions within the organization with the exception of the Chief Executive Officer, the Bank uses a formal quantitative system of job evaluation. In determining whether the base salary of the Chief Executive Officer should be increased, the Board of Directors takes into account individual performance, performance of the Bank, the size of the Bank and the complexity of its operations, and information regarding compensation paid to executives performing similar duties for financial institutions in the Bank's market area.

     While the Compensation Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, capital position and income level, and return on tangible equity as factors in setting the compensation of the Chief Executive Officer. Other non-quantitative factors considered by the Compensation Committee in fiscal 2006 included general management oversight of the Bank, the quality of communication with the Board of Directors, and the productivity of employees. The Compensation Committee also considers the Bank's standing with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Compensation Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer. Rather, all factors were considered, and based upon the effectiveness of such officer in addressing each of the factors, and the range of compensation paid to officers of peer institutions. However, although such matters were considered, no salary adjustments were made or bonuses awarded to the Chief Executive Officer or any of the other executive officers for fiscal 2006 due to the terms of the supervisory agreement entered into with the Office of Thrift Supervision ("OTS") in February 2006. Under the terms of the supervisory agreement, no salary adjustments are permitted with respect to the compensation paid senior officers without the prior approval of the OTS. No salary adjustments for fiscal 2007 had been made as of the date of this report.

                                Compensation Committee of the Bank

                                Jerry A. Naessens
                                William J. O'Donnell

________________________________________________________________

                      PERFORMANCE GRAPH
________________________________________________________________

     The following graph compares the cumulative total return on the Common Stock since September 30, 2001 with (i) the yearly cumulative total return on the stocks included in the Russell 2000 Index; (ii) the yearly cumulative total return on the stocks included in the Nasdaq Bank Index; and (iii) the yearly cumulative total return on the stocks indexed in the S&P Bank Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years. The graph represents $100 invested in the Company's Common Stock at $13.25 per share on September 30, 2001.








                   [Cumulative Total Return graph]








Index                                    9/30/01  9/30/02   9/30/03  9/30/04  9/30/05  9/30/06
_______________________________________  _______  _______   _______  _______  _______  _______
First Keystone Financial, Inc. (FKFS)    $100.00  $118.20   $197.70  $171.13  $172.45  $157.25
Russell 2000 Index (RTY)                  100.00    89.48    120.45   141.51   164.94   179.22
Nasdaq Bank Index (BANK)                  100.00   106.78    125.84   144.47   146.95   158.97
S&P Bank Index (BIX)                      100.00    95.80    106.95   125.00   118.24   138.09

________________________________________________________________

   INDEBTEDNESS OF MANAGEMENT AND RELATED PARTY TRANSACTIONS
________________________________________________________________

     Until November 1996, the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 required that all loans or extensions of credit to executive officers and directors be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     Except as hereinafter indicated, all loans made by the Bank to its executive officers and directors are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     In accordance with applicable regulations, the Bank extends residential first mortgage loans to its directors and executive officers secured by their primary residence pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank. Under the terms of such loans, the interest rate is 1% below that charged on similar loans to non-employees and certain fees and charges are waived. Set forth in the following table is certain information relating to such preferential loans to executive officers and directors whose loans aggregated in excess of $60,000 which were outstanding at September 30, 2006.


                                     Largest Amount of
                                   Indebtedness between   Balance as of
                      Year Loan     October 1, 2005 and   September 30,
       Name             Made        September 30, 2006        2006        Interest Rate
____________________  _________    ____________________   _____________   _____________
Thomas M. Kelly         2003             $311,401           $305,968         4.875%
Donald G. Hosier Jr.    2004              311,030            293,269         3.750
Robert R. Hosier        2003              202,474            190,551         4.125
William J. O'Donnell    2002              110,754            101,748         5.000
Robin Otto              2003              148,057            138,876         4.375
Carol Walsh             2003               99,620             93,850         4.375
Bruce C. Hendrixson     2004              328,796            324,024         5.500

_______________________________________________________________

           RATIFICATION OF APPOINTMENT OF INDEPENDENT
       REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)
_______________________________________________________________

     The Audit Committee of the Company has appointed Deloitte & Touche LLP, independent registered public accounting firm, to perform the audit of the Company's financial statements for the fiscal year ending September 30, 2007, and further directed that the selection of Deloitte & Touche LLP be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent registered public accounting firms and clients. Deloitte & Touche LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

     The Audit Committee considered, in determining whether to appoint Deloitte & Touche LLP as the Company's independent registered public accounting firm, whether the provision of services, other than auditing services, by Deloitte & Touche LLP is compatible with maintaining their independence. In addition to performing auditing services, the Company's independent registered public accounting firm performed other audit- and tax-related services for the Company in fiscal 2006 and 2005. These other services included tax services and tax consulting services. The Audit Committee believes that Deloitte & Touche LLP's performance of these other services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

     The following table sets forth the aggregate fees paid by us to Deloitte & Touche LLP for professional services rendered by Deloitte & Touche LLP in connection with the audit of the Company's consolidated financial statements for 2006 and 2005, as well as the fees paid by us to Deloitte & Touche LLP for audit-related services, tax services and all other services rendered by Deloitte & Touche LLP to us during fiscal 2006 and fiscal 2005.

                                          Year Ended September 30,
                                          ________________________
                                             2006           2005
                                          __________     _________

     Audit fees (1).....................   $397,676      $241,904
     Audit-related fees (2).............         --         3,000
     Tax fees (3).......................         --        26,070
     All other fees.....................         --         4,580
                                            _______       _______
       Total............................   $397,676      $275,554
                                            =======       =======
     ______________

     (1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the SEC and fees related to the comfort letter issued for the private placement memorandum.

     (2) Primarily consist of fees for consultation with regard to accounting pronouncements for 2006 and 2005.

     (3) Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

     The Audit Committee selects the Company's independent registered public accounting firm and pre-approves all audit services to be provided by it to the Company. The Audit
Committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. Pursuant to its policy, the Audit Committee pre-approves certain audit-related services and certain tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

     The Board of Directors recommends that you vote FOR the
ratification of the appointment of Deloitte & Touche LLP as
independent registered public accounting firm for the fiscal year ending September 30, 2007.
__________________________________________________________________

          REPORT OF THE AUDIT COMMITTEE OF THE COMPANY
__________________________________________________________________

     The Audit Committee of the Company is responsible for providing independent, objective oversight of the Company's accounting function and internal controls. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and the Company's internal controls and financial reporting procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion as to their conformity with generally accepted accounting principles.

     The Audit Committee is composed of directors all of whom are independent as defined by the Nasdaq Independence Rules. The Audit Committee is governed by the Audit Committee Charter which specifies, among other things, the scope of the Committee's responsibilities and how those responsibilities are to be performed. The responsibilities of the Audit Committee include being the primary liaison with the external independent registered public accounting firm and meeting and reviewing reports prepared by the Company's outsourced internal auditor.

     The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm is compatible with maintaining their independence and has discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accounting firm, their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006 for filing with the Commission. The Audit Committee also has recommended the reappointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007.

                                     Members of the Audit Committee

                                     William J. O'Donnell, CPA
                                     Bruce C. Hendrixson
                                     Jerry A. Naessens

_______________________________________________________________

    STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                  WITH THE BOARD OF DIRECTORS
_______________________________________________________________

     Stockholder Proposals. Any proposal that a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is anticipated to be held in January 2008, must be received at the principal executive offices of the Company, 22 West State Street, Media, Pennsylvania 19063, Attention: Carol Walsh, Corporate Secretary, no later than September 7, 2007. If such proposal complies with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to
Article 9.D of the Company's Amended and Restated Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Proposals to be presented at this Annual Meeting had to be submitted to the Company by November 26, 2006. No such proposals were received by such date. Proposals to be submitted for consideration at the Company's next annual meeting of stockholders must be received by December 9, 2007. Such stockholder's notice is required to set forth as to each matter the stockholder proposes to bring before an annual meeting certain information specified in the Company's Amended and Restated Articles of Incorporation.

     Stockholder Nominations. Article 6.F of the Company's Restated Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions set forth in such section. Stockholder nominations must be made pursuant to timely notice delivered in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. As discussed below, one notice was submitted to the Company's Secretary by November 26, 2006, for consideration at this Annual Meeting.

     By letter dated November 21, 2006, received November 22, 2006, Lawrence Garshofsky and Company, LLC, Beverly Hills, California, ("Garshofsky"), a stockholder of the Company, submitted pursuant to the Amended and Restated Articles of Incorporation of the Company, nominations of candidates for election as directors at the Annual Meeting. Garshofsky nominated Lawrence Garshofsky, the managing member of Garshofsky, as well as two other individuals. The Company has completed its review of Garshofsky's submission for compliance with the nomination provisions of the Company's Articles of Incorporation and has notified Garshofsky that no deficiency exists with respect thereto. Accordingly, ballots will be provided at the Annual Meeting with respect to such nominees.

     Each written notice of a stockholder nomination shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the person nominated thereby (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock that are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

     Stockholder Communications. The Board of Directors has adopted a process by which stockholders may communicate directly with members of the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors, c/o Ms. Carol Walsh, First Keystone Financial, Inc., 22 West State Street, Media, Pennsylvania, 19063.
_______________________________________________________________

                        ANNUAL REPORTS
_______________________________________________________________

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006 accompanies this Proxy
Statement. Such Annual Report is not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 2006 required to be filed under the Exchange Act. Such written requests should be directed to Carol Walsh, Corporate Secretary, First Keystone Financial, Inc., 22 West State Street, Media, Pennsylvania 19063. The Form 10-K is not part of the proxy solicitation materials.
_______________________________________________________________

                PARTICIPANTS IN THE SOLICITATION
_______________________________________________________________

     General. Under the proxy solicitation rules of the Exchange Act, the Company's executive officers (including for this purpose) Senior Vice President and Corporate Secretary, Carol Walsh and each of the Company's directors may be deemed to be a "participant" in our solicitation of proxies. Information about principal occupations of directors is set forth under the section "Information with Respect to Nominees for Director, Continuing Directors and Executive Officers - Election of Directors" (Proposal One). Information about the present ownership of the voting stock by each participant, including the right to acquire shares of the voting stock is set forth under the section "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management." Information about Mr. Kelly's employment agreements and Mesdames Mulcahy's and Walsh's severance agreements, is set forth under the section "Executive Compensation - Employment and Severance Agreements." Information about transactions between the Company and directors and executive officers is set forth under the section "Indebtedness of Management and Related Party Transactions." For the purpose of this proxy statement, the business address of each participant is 22 West State Street, Media, Pennsylvania, 19063. Appendix A sets forth certain additional information about each participant's purchases and sales of Common Stock since December 12, 2004.

     Other information. Except as disclosed elsewhere in this proxy statement, to the knowledge of the Company, no participant
(1) owns of record any securities of the Company that are not also
beneficially owned by them; (2) is, or was within the past
year, a party to any contract, arrangement or understanding with any person with respect to the securities of the Company, including, but not limited to, joint ventures, loan or option arrangement, puts or calls, or the giving or withholding of proxies; (3) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting; or (4) borrowed any funds to purchase any securities set forth under this section "Participants in the Solicitation." Except as disclosed elsewhere in this proxy statement, to the knowledge of the Company, no participant has any arrangement or understanding with any person (1) with respect to future transactions to which the Company or any of its affiliates will or may be a party.
_______________________________________________________________

                        OTHER MATTERS
_______________________________________________________________

     Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. As of the date hereof, management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     Solicitation of Proxies. The cost of the solicitation of proxies will be borne by the Company. The Company has retained Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $6,000. If a proxy solicitation is conducted by Garshofsky, the fee due Regan & Associates, Inc. will increase to $20,000. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation. Although no precise estimate can be made at this time, the Company expects to incur additional costs as a result of the potential proxy contest. These costs would include legal fees, printing costs and the additional fees paid to Regan & Associates, Inc. The actual amount will depend on any developments that occur in the event of an election contest.

     YOUR VOTE IS IMPORTANT!  WE URGE YOU TO COMPLETE, SIGN, DATE
AND RETURN THE ENCLOSED WHITE PROXY CARD AND RETURN IT TODAY IN
THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                         Appendix A
_____________________________________________________________________

  TRANSACTIONS IN FIRST KEYSTONE'S SECURITIES IN THE LAST TWO YEARS
_____________________________________________________________________

     The following table sets forth the only purchases and sales of Common Stock by each participant since December 12, 2004.

                           Number of                                             Form of
                            Shares                      Transaction             Beneficial
      Name             Purchased (Sold)     Date           Type                 Ownership
_____________________  ________________  ___________  _______________   _______________________
Rose Mary DiMarco        1,000             6/3/2005   Option Exercise            Direct
Rose Mary DiMarco        1,093               (1)         Purchase       Indirect by 401(k) Plan
Rose Mary DiMarco        1,040           12/11/2006      Purchase                Direct
Robert R. Dwyer            184               (1)         Purchase       Indirect by 401(k) Plan
Robert R. Dwyer          2,600           12/11/2006      Purchase                Direct
Donald S. Guthrie        9,750             5/3/2005   Option Exercise            Direct
Donald S. Guthrie       22,000             2/4/2005   Option Exercise            Direct
Donald S. Guthrie        6,510           12/11/2006      Purchase                Direct
Robert R. Hosier         3,064               (1)         Purchase       Indirect by 401(k) Plan
Edmund Jones             3,900           12/11/2006      Purchase                Direct
Edmund Jones             6,500           12/11/2006      Purchase          Indirect by Spouse
Thomas M. Kelly         (1,800)           8/29/2005        Sale                  Direct
Thomas M. Kelly         (1,200)           8/26/2005        Sale                  Direct
Thomas M. Kelly         (2,300)           6/15/2005        Sale                  Direct
Thomas M. Kelly          9,344            3/14/2005   Option Exercise            Direct
Thomas M. Kelly            303               (1)         Purchase       Indirect by 401(k) Plan
Thomas M. Kelly          1,040           12/11/2006      Purchase                Direct
Elizabeth M. Mulcahy   (10,000)           3/14/2005        Sale                  Direct
Elizabeth M. Mulcahy    10,012            3/14/2005   Option Exercise            Direct
Elizabeth M. Mulcahy     1,312               (1)         Purchase       Indirect by 401(k) Plan
Elizabeth M. Mulcahy     1,560           12/11/2006      Purchase                Direct
Jerry A. Naessens        1,500            5/12/2005      Purchase                Direct
Jerry A. Naessens        5,200           12/11/2006      Purchase                Direct
William J. O'Donnell        20            5/26/2005      Purchase                Direct
William J. O'Donnell     1,040           12/11/2006      Purchase       Indirect by Spouse
Robin G. Otto              400             6/3/2005   Option Exercise            Direct
Robin G. Otto              959               (1)         Purchase       Indirect by 401(k) Plan
Donald A. Purdy         (2,000)           8/29/2005        Sale                  Direct
Donald A. Purdy          2,222             6/1/2005   Option Exercise             Direct
Donald A. Purdy          7,614            3/10/2005   Option Exercise             Direct
Marshall J. Soss         1,434             5/3/2005   Option Exercise             Direct
Joan G. Taylor           2,150           12/22/2004   Option Exercise             Direct
Carol L. Walsh             942             3/8/2005   Option Exercise             Direct
Carol L. Walsh             768               (1)         Purchase       Indirect by 401(k) Plan

_____________________

(1) Reflects aggregate purchases in the Company's 401(k) Plan pursuant to regular quarterly deferred elections during the past two years.





                                   A-1


                              REVOCABLE PROXY
                      FIRST KEYSTONE FINANCIAL, INC.


[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST KEYSTONE FINANCIAL, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 7, 2007 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of December 12, 2006, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on February 7, 2007 at 2:00 p.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as set forth herein.


1.   ELECTION OF DIRECTORS

     Nominees for four year term:  Donald S. Gutherie
                                   Edmund Jones
                                   Jerry A. Naessens

     [ ]    FOR         [ ]    WITHHOLD       [ ]   FOR ALL EXCEPT



INSTRUCTION: To withhold authority to vote for any Individual nominee, mark "For All Except" and write that nominee's name In the space provided below:

___________________________________________________________________________


2. PROPOSAL to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007.


     [ ]    FOR         [ ]    AGAINST        [ ]   ABSTAIN


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING  [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED, IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE BOARD OF DIRECTORS' NOMINEES AND PROPOSAL 2.

     The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for February 7, 2007, a Proxy Statement for the Annual Meeting and the Company's 2006 Annual Report on Form 10-K prior to the signing of this Proxy.

                                       ______________________________
   Please be sure to sign and date    | Date                         |
    this Proxy in the box below.      |                              |
 _____________________________________|______________________________|
|                                                                    |
|                                                                    |
|                                                                    |
|____ Stockholder sign above_______Co-holder (if any) sign above_____|


-----------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage envelope provided. ^


                      FIRST KEYSTONE FINANCIAL, INC.

_____________________________________________________________________________

     Please sign this Proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                           PLEASE ACT PROMPTLY
               SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
_____________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________

_____________________________

_____________________________


                         VOTING INSTRUCTION FORM
                      FIRST KEYSTONE FINANCIAL, INC.


[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST KEYSTONE FINANCIAL, INC. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 7, 2007 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a participant in the First Keystone Bank 401(k) Profit Sharing Plan and/or Employee Stock Ownership Plan of the Company as of December 12, 2006, hereby instructs the trustees of such plans, to vote the shares of common stock allocated to the ESOP and/or 401(k) account(s) of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Towne House Restaurant located at 117 Veterans Square, Media, Pennsylvania, on February 7, 2007 at 2:00 p.m., Eastern Time, and at any adjournment of said meeting.


1.   ELECTION OF DIRECTORS

     Nominees for four year term:  Donald S. Gutherie
                                   Edmund Jones
                                   Jerry A. Naessens

     [ ]    FOR         [ ]    WITHHOLD       [ ]   FOR ALL EXCEPT



INSTRUCTION: To withhold authority to vote for any Individual nominee, mark "For All Except" and write that nominee's name In the space provided below:

___________________________________________________________________________


2. PROPOSAL to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007.


     [ ]    FOR         [ ]    AGAINST        [ ]   ABSTAIN


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING  [ ]

     In their discretion, the trustees are authorized to vote upon such other business as may properly come before the meeting.

     SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED, IF NOT OTHERWISE SPECIFIED, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. YOU MAY REVOKE THIS VOTING INSTRUCTION FORM AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE BOARD
OF DIRECTORS' NOMINEES AND PROPOSAL 2.


     The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for February 7, 2007, a Proxy Statement for the Annual Meeting and the Company's 2006 Annual Report on Form 10-K prior to the signing of this Proxy.

                                       ______________________________
   Please be sure to sign and date    | Date                         |
     this Form in the box below.      |                              |
 _____________________________________|______________________________|
|                                                                    |
|                                                                    |
|                                                                    |
|____ Participant sign above_______Co-holder (if any) sign above_____|


-----------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage envelope provided. ^


                      FIRST KEYSTONE FINANCIAL, INC.

_____________________________________________________________________________

     Please sign this Voting Instruction Form exactly as your name(s) appear(s) on this form. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                           PLEASE ACT PROMPTLY
          SIGN, DATE AND MAIL YOUR VOTING INSTRUCTION FORM TODAY
_____________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________

_____________________________

_____________________________

                      M E M O R A N D U M



TO:       Employees Holding Shares in the Employee Stock Ownership Plan

FROM:     Carol Walsh, Corporate Secretary

RE:       First Keystone Financial, Inc. - Employee Stock Ownership Plan

DATE:     January __, 2007


     The Annual Meeting of Stockholders of First Keystone
Financial, Inc. will be held on February 7, 2007, at 2:00 p.m.
The meeting will be held at the Towne House Restaurant, 117
Veterans Square, Media, Pennsylvania.

     The matters to be considered at the meeting are described in the attached proxy statement. Also enclosed is a copy of the Annual Report and a Voting Instruction Form.

     As a participant in the First Keystone Financial, Inc. - Employee Stock Ownership Plan, it is very important that you vote on the proposals which are being presented at the Annual Meeting. Please complete, sign, date, and return the Voting Instruction Form in the enclosed envelope for delivery to the trustees.











Enclosures

[Letter to former employees participating in the Plan]






[Name and address]

     RE:  First Keystone Financial, Inc. - Employee Stock Ownership Plan

Dear _________:

     Please be advised that there will be an Annual Meeting of Stockholders of First Keystone Financial, Inc. on February 7,
2007, at 2:00 p.m.  The meeting will be held at the Towne House
Restaurant, 117 Veterans Square, Media, Pennsylvania.

     I am enclosing an Annual Report, Proxy Statement, and Voting
Instruction Form.

     The matters to be considered at the meeting are described in the Proxy Statement.

     As a member of the First Keystone Financial, Inc. - Employee
Stock Ownership Plan , it is very important that you vote on the proposals which are being presented at the Annual Meeting.
Please complete, sign, date, and return the Voting Instruction
Form immediately in the enclosed envelope.

                                   Very truly yours,



                                   Carol Walsh
                                   Corporate Secretary

Enclosures


                      M E M O R A N D U M



TO:       Employees Holding Employer Securities in the 401(k) Plan

FROM:     Carol Walsh, Corporate Secretary

RE:       401(k) Plan/Profit-Sharing Plan

DATE:     January __, 2007


     The Annual Meeting of Stockholders of First Keystone
Financial, Inc. will be held on February 7, 2007, at 2:00 p.m.
The meeting will be held at the Towne House Restaurant, 117
Veterans Square, Media, Pennsylvania.

     The matters to be considered at the meeting are described in the attached proxy statement. Also attached is a copy of the Annual Report and a Voting Instruction Form.

     As a participant in the First Keystone Bank 401(k) Profit
Sharing Plan, it is very important that you vote on the proposals which are being presented at the Annual Meeting. Please complete, sign, date, and return the Voting Instruction Form in the enclosed envelope for delivery to the trustees.










Attachments

[Letter to former employees participating in the Plan]






[Name and address]

     RE:  First Keystone Bank 401(k) Profit Sharing Plan

Dear _________:

     Please be advised that there will be an Annual Meeting of Stockholders of First Keystone Financial, Inc. on February 7,
2007, at 2:00 p.m.  The meeting will be held at the Towne House
Restaurant, 117 Veterans Square, Media, Pennsylvania.

     I am enclosing an Annual Report, Proxy Statement, and Voting
Instruction Form.

     The matters to be considered at the meeting are described in the Proxy Statement.

     As a member of the First Keystone Bank 401(k) Profit Sharing Plan, it is very important that you vote on the proposals which are being presented at the Annual Meeting. Please complete, sign, date, and return the Voting Instruction Form immediately in the enclosed envelope.

                                   Very truly yours,



                                   Carol Walsh
                                   Corporate Secretary

Enclosures